TORTOISE CAPITAL SERIES TRUST

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND

A CLASS: TORTX

INSTITUTIONAL CLASS: TORIX

C CLASS: TORCX

T CLASS: NOT AVAILABLE FOR PURCHASE

SUPPLEMENT DATED  July 3, 2025

TO THE PROSPECTUS DATED MAY 9, 2025

Effective June 30, 2025, the mailing address for the Fund has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Funds to:

Regular Mail:

Tortoise Energy Infrastructure Total Return Fund
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:

Tortoise Energy Infrastructure Total Return Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

PLEASE RETAIN THE SUPPLEMENT FOR FUTURE REFERENCE